UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

UTSTARCOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)(Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 17, 2007, UTStarcom, Inc. issued a press release entitled “UTStarcom Releases Financial Results for the First Quarter of 2007; Company Expects to Report Second Quarter Financial Results As Soon As Practicable  — At Which Time The Company Will Host a Conference Call to Discuss Both Q1 and Q2 Results.”  A copy of the press release is furnished as Exhibit 99.1 to this report.

On October 18, 2007, UTStarcom, Inc. issued a press release entitled “UTStarcom Releases Financial Results for the Second Quarter of 2007.”  A copy of the press release is furnished as Exhibit 99.2 to this report.

The information in this Item 2.02, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.         Financial Statements and Exhibits.

(d)            Exhibits

The following exhibits are furnished pursuant to Item 2.02:

Exhibit No.	Description
99.1	Press Release dated October 17, 2007
99.2	Press Release dated October 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: October 18, 2007	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

Exhibit List

Exhibit No.	Description
99.1	Press Release dated October 17, 2007
99.2	Press Release dated October 18, 2007